Exhibit 99.2

Disclaimer 2 Confidentiality and Disclosures This presentation has been prepared for use by Social Capital Hedosophia Holdings Corp . II (“Social Capital”) and Opendoor Labs Inc . (“Opendoor”) in connection with their proposed business combination . This presentation is for information purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in Social Capital and may not be reproduced or redistributed, in whole or in part, without the prior written consent of Social Capital and Opendoor . Neither Social Capital nor Opendoor makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation . This presentation is not intended to be all - inclusive or to contain all the information that a person may desire in considering an investment in Social Capital and is not intended to form the basis of any investment decision in Social Capital . You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and must make your own investment decision and perform your own independent investigation and analysis of an investment in Social Capital and the transactions contemplated in this presentation . This presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction . Forward - Looking Statements Certain statements in this presentation may constitute “forward - looking statements” within the meaning of the federal securities laws . Forward - looking statements include, but are not limited to, statements regarding Social Capital’s or Opendoor’s expectations, hopes, beliefs, intentions or strategies regarding the future . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . Forward - looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties . You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Social Capital’s registration statement on Form S - 1 , the proxy statement/prospectus on Form S - 4 relating to the business combination, which is expected to be filed by Social Capital with the Securities and Exchange Commission (the “SEC”) and other documents filed by Social Capital from time to time with the SEC . These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements . Forward - looking statements speak only as of the date they are made . Readers are cautioned not to put undue reliance on forward - looking statements, and Social Capital and Opendoor assume no obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise . Neither Social Capital nor Opendoor gives any assurance that either Social Capital or Opendoor will achieve its expectations . Use of Projections The financial projections, estimates and targets in this presentation are forward - looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Social Capital’s and Opendoor’s control . While all financial projections, estimates and targets are necessarily speculative, Social Capital and Opendoor believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation . The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets . The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that Social Capital and Opendoor, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events . Use of Data The data contained herein is derived from various internal and external sources . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein . Any data on past performance or modeling contained herein is not an indication as to future performance . Social Capital and Opendoor assume no obligation to update the information in this presentation . Further, these financials were prepared by the Company in accordance with private Company AICPA standards . The Company is currently in the process of uplifting its financials to comply with public company and SEC requirements . Use of Non - GAAP Financial Metrics This presentation includes certain non - GAAP financial measures (including on a forward - looking basis) such as Adjusted Gross Profit, Contribution Profit, Adjusted EBITDA and Adjusted Net Income . Opendoor defines Adjusted Gross Margin as GAAP Gross Profit less Net Impairment, Contribution Profit defined as GAAP Gross Profit less selling and holding costs associated with the sale of a home, Adjusted EBITDA defined as net income (loss), adjusted for interest expense, interest income, income taxes, depreciation and amortization and Adjusted Net Income defined as GAAP Net Income less Stock Based Compensation, Warrant Expense, Net Impairment, Intangible Amortization Expense, Restructuring costs and Other . These non - GAAP measures are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP . Reconciliations of non - GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation . Opendoor believes that these non - GAAP measures of financial results (including on a forward - looking basis) provide useful supplemental information to investors about Opendoor . Opendoor’s management uses forward looking non - GAAP measures to evaluate Opendoor’s projected financial and operating performance . However, there are a number of limitations related to the use of these non - GAAP measures and their nearest GAAP equivalents . For example other companies may calculate non - GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Opendoor’s non - GAAP measures may not be directly comparable to similarly titled measures of other companies . Participants in Solicitation Social Capital and Opendoor and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Social Capital’s shareholders in connection with the proposed business combination . Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of Social Capital’s directors and officers in Social Capital’s filings with the Securities and Exchange Commission (the “SEC”), including Social Capital’s registration statement on Form S - 1 , which was originally filed with the SEC on February 28 , 2020 . To the extent that holdings of Social Capital’s securities have changed from the amounts reported in Social Capital’s registration statement on Form S - 1 , such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Social Capital’s shareholders in connection with the proposed business combination is set forth in the proxy statement/prospectus on Form S - 4 for the proposed business combination, which is expected to be filed by Social Capital with the SEC . Investors and security holders of Social Capital and Opendoor are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed business combination . Investors and security holders will be able to obtain free copies of the proxy statement and other documents containing important information about Social Capital and Opendoor through the website maintained by the SEC at www . sec . gov . Copies of the documents filed with the SEC by Social Capital can be obtained free of charge by directing a written request to Social Capital Hedosophia Holdings Corp . II, 317 University Ave, Suite 200 , Palo Alto, California 94301 .

“Incredible upgrade opportunity” My journey started at 2004 Mitchell Street

Seasoned, deep and experienced team



Eric Wu
Founder, CEO
Head of Product, Trulia
trulia · Y Combinator



Carrie Wheeler
CFO
Partner, TPG
TPG



Julie Todaro
President, Homes & Services
VP Operations, Amazon
amazon · airbnb



Ian Wong
Founder, CTO
Head of Data Science, Square
Square



Tom Willerer
Chief Product Officer
VP Product, Netflix
coursera · NETFLIX

Product	Engineering	Design & Marketing	Operations	Finance
Brian Tolkin Head of Seller Product *Product, Uber* (Uber)	**Mark Kinsella** Head of Engineering *Director, Lyft* (lyft)	**Paul Smith** Head of Design *Director, Uber* (Uber)	**Megan Meyer** Head of Operations *Ops, Bain Capital* (BainCapital)	**Rajiv Krishnarao** Head of Finance *Director, Uber* (Uber)
David Sinsky Head of New Products *Product, FourSquare* (FOURSQUARE)	**Nelson Ray, PhD** Head of Data Science *Data Scientist, Google* (Google)	**Reema Batta** Head of Marketing *Marketing, Expedia* (Expedia)	**Brad Bonney** Market Operations *Director T&S, Airbnb* (airbnb)	**Dod Fraser** Head of Capital Markets/Risk *Principal, TPG* (TPG)
Judd Schoenholtz Head of Buyer Product *CEO, OpenListings* (OL)	**Mike Chen** Head of Pricing Engineering *Sr Engineer, Twitter* (twitter)	**Annie Tang** Design Manager *Design, Google* (Google)	**Nadia Aziz** Head of Mortgages *VP, Capital One* (Capital One)	**Christy Schwartz** Corporate Controller *Controller, Yodlee* (Yodlee)

4

Buy, sell & move 5 at the tap of a button Unlock homeownership for millions of Americans

6 An Opendoor story Charlisa’s next chapter Read and watch her story www.opendoor.com/w/stories/charlisa - boyd

18,799 Homes sold (2019) #2 Competitor #3 Competitor 7 We are the innovator and market leader 2017 2019 Revenue ($B) $0.7 $1.8 $4.7 21 $10B 80K Markets Homes sold Homeowners served Key metrics Markets, Homeowners served and Homes sold metrics since Company inception through August 31, 2020; Homeowners served defined as number of home transactions Competitors shown inclusive of iBuyer category, not all market competitors Note: 4.4x larger than the next closest competitor

Significant upside ahead Revenue growth and margin improvement expected via market penetration and adjacent services Investment highlights 8 Massive, fragmented market U.S. real estate industry is ripe for disruption Superior consumer experience Digital experience transforming a highly inefficient process Strong unit economics Proven, replicable margins across multiple markets Rapid growth and scale Demonstrated ability to grow rapidly and efficiently Market leader with low cost transaction platform Highly efficient platform to buy and sell real estate

4% 50+ annual transactions 66% 0 - 15 annual transactions 31% 15 - 50 annual transactions Real estate Used autos Food $1.0T/yr $841B/yr 68% of Americans are homeowners 5 million homes sold annually Fragmented incumbents $1.6T/yr 9 Massive market Data sourced from public company filings, U.S. Bureau of Labor Statistics, U.S. Census Bureau and National Association of Rea lto rs The largest, undisrupted market in the U.S. 2 million realtors 28% of realtors have another occupation Note:

Today, 89% of buyers and sellers use an agent, and this is their experience Agent use, 89%, per National Association of Realtors report List days, home visits and fall - through metrics based on analysis of Multiple Listing Service (MLS) and Company data Per transaction $ values indicative based on $250K home value Note: Costing as much as 12%+ of the transaction Item Cost Broker commission $13,750 Seller concessions $3,750 Closing costs $3,750 Home renovation/repairs $2,500 Double mortgage $2,500 Moving costs $1,259 Staging $1,185 Home warranty $936 Total $29,630 Process is complex, uncertain, time - consuming and offline 10 Finally moves Decides to move Find an agent Interview and find a listing agent Repair and prep Repair, renovate and prep home, spending $2,500 List for sale for $250,000 List on the market for months Host several open houses 12 showings, 15 home visits Receive an offer for $240,000 Receive an offer, negotiate, and accept Negotiate repairs Seller has to negotiate the price or fix the issues Search for new home Visit 12 occupied homes Buyer inspection An inspector finds issues with the homes Wait for close 20% of deals fall through Miss out on dream home Make an offer with multiple contingencies Settle for available home Make offer with no contingencies

11 Online cash offer Flexible close date Digital closing Receive an offer and sell on your timeline

New experience to search, visit and buy thousands of homes 12 Self - tour homes Financing in - app Digital offer process

Offering greater simplicity, certainty, speed and safety

Traditional sale

Complex
Average of **6 counter parties** to manage

Uncertain
~20% of transactions fall through
Inflexible timelines to closing

Slow
Average of **87 days to close** on the market

Human intensive
Averaging **12 visitors per listing** with **months of open houses**

9:41 AM Wed Aug 24 100%

123 Main Street — Opendoor — EH

YOUR OFFER

	Traditional Sale	Opendoor
Price	$303,000-$342,000	$317,300
Fees	5.5%	7.0%
Est. Closing costs	1%	1%
Hidden costs	Up to 4%	0%
Net proceeds	$271,185-$306,090	$291,916
Days on market	✗ 62 days	✓ 0
Closing date	✗ Depends on Buyer	✓ Up to you
Fall-throughs	✗ 18%	✓ 0%

Opendoor

Simple
Integrated digital experience

Certain
Guaranteed close on your timeline
No unforeseen costs

Fast
Flexible closing in as fast as 3 days

Safe
Completely contactless sale

Note: Fall-through, days-on-market and visitors / listing based on analysis of MLS and Company data
Offer comparison reflects a comparison of Company's listing and sell direct products (figures based on illustrative home)

13

20 % Real sellers High intent customers 80% Browsing for a quote 14 34% 2019 real seller conversion High conversion 25% 23% 24% 26% 30% 31% 35% 38% 40% 46% 44% >10% 9.5% 8.5% 7.5% 6.5% <6.0% Even at 10% fees conversion is 23% And at 6% fees conversion is 44%+ Real seller conversion vs. fees Based on Company data for 2019. Real seller defined as unique lead who either accepts Opendoor offer or lists home on MLS wit hin 60 days of receiving an offer Home sellers are choosing Opendoor 90% Sell direct to us without agents Note:

Rental   Car Traditional… Category Leaders 15 Traditional… Mortgage Title Opendoor 70 Net Promoter Score NPS metrics based on Company data, public filings and 3rd - party research Note: And are delighted by our experience

Foundation of software and data science Pricing Real - time models to predict the current and future value of a home Home Ops Inspections, data collection, repairs and renovations Fulfillment Automated closing, title and escrow processes Customer Experience Centralized sales and support teams to manage the customer experience end - to - end Capital Markets Efficient capital markets systems to bridge and fund assets 16 We’ve rebuilt the entire real estate service stack

Pricing advantage: data, accuracy and automation

Feature level home data

145
Unique features per inspection

175K
On-site inspections

25M
Home level data inputs

1B
Home level adjustments



Bedrooms
+$15.0K from 2 to 3
Countertops
+$5.1K for granite
Roofing
+$9.0K if < 5 yrs
HVAC system
+$8.5K if < 3 yrs
Garage
+$4.5K / space
Appliances
+$3.9K for stainless steel
Hardwood floors
+$15 / sq ft

Meaningful improvements in accuracy



Predicted vs. actual resale price (absolute delta)
2Q18 acquisition cohort
2Q19 acquisition cohort
Least mature
More mature
Most mature
Market maturity

With step-function increases in automation



63%
41%
1Q16
1Q18
1Q20

Note: On-site inspections and home-level adjustment metrics reflect to-date company data as of August 2020; feature price adjustments indicative
Accuracy data based on expected resale price at time of underwriting vs. realized sale price. Automation rate based on percentage of offers sent without human intervention

17

Cost advantage: applying technology to reduce costs

Centralization & automation



Transactions / person
Traditional agent
Opendoor

We are **12x more efficient** than a traditional agent

Economies of scale

50%

Reduction of spend/home over last 2 years

40%+

Bulk pricing discounts on home materials

10K+

Subcontractors on our platform



Opendoor Scout

App to manage all home ops workflows

Note: Opendoor productivity based on 2019 total closes and average operator headcount; Traditional agent based on National Association of Realtors report
Economies of scale metrics based on Company data

18

Growth 19

Phoenix ෍ Dallas - Fort Worth ෍ ෍ Las Vegas Atlanta ෍ ෍ Raleigh - Durham ෍ Orlando $1.0B run - rate revenue 4.2% market share $206M run - rate revenue 1.9% market share $329M run - rate revenue 1.7% market share $664M run - rate revenue 4.6% market share $388M run - rate revenue 5.5% market share $166M run - rate revenue 1.5% market share 20 Market share based on Company resales and MLS transaction data for respective markets as of 1Q20. 1Q20 run rates do not refle ct the full impact of COVID - 19; see Summary Financials for full - year 2020 projections Our first 6 markets reached $2.7B run - rate revenue in 1Q20 $2.7B 1Q20 Run - rate revenue 3.2% Market share 6 Markets Note:

Phoenix ෍ Dallas - Fort Worth ෍ ෍ Las Vegas Atlanta ෍ ෍ Raleigh - Durham ෍ Orlando ෍ Charlotte San Antonio ෍ Sacramento ෍ ෍ Houston Tampa ෍ ෍ Portland ෍ Denver Nashville ෍ ෍ Jacksonville ෍ Austin Minneapolis - St.Paul ෍ ෍ Riverside Tucson ෍ Los Angeles ෍ ෍ Salt Lake City 21 $5.0B 1Q20 Run - rate revenue 2.0% Market share 21 Markets Today, we are in 21 markets and just scratching the surface Market share based on Company resales and MLS transaction data for respective markets as of 1Q20. 1Q20 run rates do not refle ct the full impact of COVID - 19; see Summary Financials for full - year 2020 projections Note:

22 Track record of new market launches Market share Market share by market maturity Month of operation 0.0% 0.3% 0.5% 0.8% 1.0% 1.3% 1.5% 1 2 3 4 5 6 7 8 9 10 11 12 Phoenix Next 5 Next 15 Infrastructure in place to launch efficiently Centralized customer operations Centralized teams to service sellers and buyers end - to - end Scalable pricing systems Mature market data improves pricing in new markets Small, efficient in - market launch teams 3 in - market teammates to launch a new market Market share based on Company Resale Closes and MLS transaction data Note:

23 Our current playbook takes us to $50B in revenue $50B Run - rate revenue 4% Market share 100 Markets Phoenix ෍ Atlanta ෍ ෍ Orlando ෍ Las Vegas Sacramento ෍ Tampa ෍ ෍ Raleigh - Durham ෍ Portland ෍ Denver Nashville ෍ ෍ Jacksonville Minneapolis - St.Paul ෍ Washington, DC ෍ ෍ Seattle ෍ Philadelphia Baltimore ෍ Chicago ෍ ෍ Riverside ෍ Boston ෍ Detroit St. Louis ෍ San Diego ෍ ෍ Ft. Lauderdale Kansas City ෍ Orange County ෍ Indianapolis ෍ ෍ Miami ෍ Long Island ෍ Cleveland Columbus ෍ ෍ Cincinnati ෍ Stockton ෍ Pittsburgh Milwaukee ෍ Oklahoma City ෍ Ft. Myers ෍ ෍ Tucson Tacoma ෍ Birmingham ෍ Louisville ෍ ෍ Charleston ෍ Providence Omaha ෍ ෍ New Orleans Hudson Valley ෍ Memphis ෍ Grand Rapids ෍ ෍ Tulsa Buffalo ෍ ෍ Knoxville Baton Rouge ෍ ෍ Albuquerque ෍ Dover ෍ El Centro Hanford ෍ Hanford ෍ Reno ෍ ෍ Kennewick ෍ Salem ෍ Spokane Salt Lake City ෍ ෍ Ogden ෍ Provo - Orem Lexington ෍ ෍ Yuma Santa Fe ෍ ෍ Trenton ෍ Visalia ෍ Vero Beach Los Angeles ෍ Ventura ෍ Oakland ෍ ෍ Modesto ෍ Bakersfield Boulder ෍ Canton ෍ ෍ Hampton Roads Richmond ෍ Charlottesville ෍ ෍ Colorado Springs ෍ Fort Collins ෍ Greeley Dallas - Fort Worth ෍ San Antonio ෍ ෍ Austin ෍ Houston Ocala ෍ Redding ෍ ෍ Savannah ෍ Charlotte ෍ Wilmington ෍ Newark ෍ Boise ෍ Killeen

With a U.S. market potential of $1.3T

5M
Annual homes sold

87%
Homes in buy box of $100K to $750K

$1.3T
Total annual GMV



Seattle
Tacoma
Spokane
Kennewick
Portland
Salem
Boise
Redding
Reno
Sacramento
Oakland
Stockton
Modesto
Hanford
Visalia
Bakersfield
Ventura
Los Angeles
Orange County
Riverside
Las Vegas
San Diego
El Centro
Phoenix
Yuma
Tucson
Salt Lake City
Ogden
Provo-Orem
Boulder
Fort Collins
Greeley
Denver
Colorado Springs
Santa Fe
Albuquerque
Minneapolis-St.Paul
Omaha
Kansas City
Oklahoma City
Tulsa
Dallas-Fort Worth
Killeen
Austin
San Antonio
Baton Rouge
Houston
Milwaukee
Grand Rapids
Chicago
Indianapolis
St. Louis
Louisville
Lexington
Memphis
Nashville
Knoxville
Birmingham
Atlanta
New Orleans
Detroit
Canton
Columbus
Cleveland
Pittsburgh
Cincinnati
Charlottesville
Richmond
Buffalo
Hudson Valley
Boston
Providence
Long Island
Newark
Trenton
Philadelphia
Baltimore
Washington, DC
Dover
Hampton Roads
Raleigh-Durham
Charlotte
Wilmington
Charleston
Savannah
Jacksonville
Ocala
Orlando
Tampa
Vero Beach
Ft. Lauderdale
Ft. Myers
Miami

Note: Annual homes sold and sales distribution per National Association of Realtors (NAR)
Gross Merchandise Value = annual homes sold x $310k average sales price x 87%. Individual metrics per NAR

24

25 And this is just the beginning

Early stages of the digital transformation in real estate



Category	Retail	Transportation	Used auto sales	Real estate
% Online	14%	4%	1%	< 1%
Market leader	amazon	Uber	CARVANA	Opendoor
Market capitalization	~$1.5T	~$50B	~$30B	

Note: Online penetration metrics are based on public filings and third party research
Market capitalization values are approximated as of August 31, 2020

26

27 Customers are prioritizing safety Opendoor provides a digital, contact - less way to buy and sell a home Customers are demanding digital first experiences De - urbanization is occurring as buyers avoid dense areas Demand for housing in our markets is strengthening COVID - 19 has accelerated shifts in consumer behavior

Home maintenance Title and Escrow Financing Upgrades Warranty Insurance Moving services 28 Consumers demand digital experiences for the services that revolve around the home

29 We’ve transformed how people sell a home Today Sold in a few taps The picture can't be displayed. As the market leader, we are just getting started Tomorrow We will transform how people move Digital one - stop shop to move

Financial overview 30

31 We have proven, positive unit economics   Contribution Margin 3.1% 1Q20 Margin Performance Phoenix TotalCo All metrics presented are non - GAAP, see reconciliation in Appendix for TotalCo. Phoenix market metrics use same methodology as t otal company equivalents $8K/home   Contribution Margin After Interest $5K/home Note:   Adjusted Gross Margin   Selling Costs   Holding Costs   Contribution Margin   Contribution Margin After Interest 7.3% (2.6%) (0.7%) 4.0% $11K/home $8K/home 3.0% 1.9%

Phoenix Contribution Margin per home by market (1Q20) 32 $8K / home TotalCo Contribution Margin $11K / home 4.0% All metrics presented are non - GAAP, see reconciliation in Appendix. Based on 1Q20 performance for 19 markets. Excludes ramping m arkets with fewer than 50 Resale Closes in 1Q20 The vast majority of our markets are CM positive 90% of markets are CM positive Note:

33 Adjacent services roadmap First proof point with title & escrow Quarter since launch 7,031 103 510 1,134 2,381 3,951 4,720 5,394 20% 40% 60% 80% 8,157 82.9% 75.9% 78.4% 75.8% 74.5% 57.8% 36.1% 21.6% 5.7% Title & escrow transactions (#) Attach rate (%) Attach rate based on total acquisition and Resale Closes in markets where Company title product is active, beginning 3Q17 Active adjacent services Contribution Margin / home based on Company forecasts assuming $250K home. To be launched category r efl ects Company estimates Established Target CM / home Title & Escrow $1,750 Recently launched Home Loans $5,000 Buy with Opendoor $5,000 List with Opendoor $3,750 To be launched Home warranty, upgrade & remodel, home insurance,   moving services $7,500 Demonstrated success in adding high margin services Note:

Significant margin upside from additional services and cost optimization



4.0%
0.6%
2.4%
7.0%
$11K/home
1Q20 Contribution Margin
$1.5K/home
Cost optimization
$6.6K/home
Additional services
$19K/home
Long-term target Contribution Margin

Phoenix (at scale)



Ancillary Gross Margin
Vehicle Gross Margin
CARVANA
Ancillary Gross Margin
Vehicle Gross Margin
AutoNation

Expect ~50 / 50 long-term unit margin composition, similar to other "trade-in" business models

Note: Contribution Margin presented is non-GAAP, see reconciliation in Appendix
Carvana and AutoNation business mix based on public filings; AutoNation mix excludes parts and warranty services
Cost optimization includes selling cost and holding cost improvements

34

35 Adjusted EBITDA Margin   1Q20 (8.0%) (7.1%) (4.6%) (2.3%) Homes sold 2017 2018 2019   1Q20   Run Rate 3,127 7,470 18,799 19,632 2017 2018 2019   1Q20   Run Rate Revenue ($B) $0.7 $1.8 $4.7 $5.0 Rapid growth at scale and improving profitability Note: Adjusted EBITDA Margin is a non - GAAP metric, see reconciliation in Appendix 1Q20 run rates do not reflect the full impact of COVID - 19; see Summary Financials for full - year 2020 projections

2016 2018 2020 36 Scalable, efficient financing in place (1) As of June 30, 2020. Debt facilities restricted use for the purchase of homes (2) Advance rate and Senior debt cost as representative. Advance rate represents the combined senior and mezzanine advance on the pu rchase price of homes at time of acquisition (3) Interest rates presented are an approximate average, weighted by senior bank committed capacity (4) Adjusted Equity is a non - GAAP metric. As of June 30 2020, Adjusted Equity was equal to $539M in GAAP equity plus $191M in Conver tible Notes and Derivative Liabilities on an as converted basis (5) Cash includes Unrestricted Cash and Marketable Securities as of June 30, 2020 95% 97% 100% Pro forma equity capital ($M) $979 $1,709 $730 Opendoor Adjusted Equity (4) Expected net transaction proceeds Pro Forma Adjusted Equity $560 Cash Committed, non - recourse asset - backed facilities of $2.4B Proven ability to scale capacity and reduce costs Diversified and high quality lender base with staggered maturities • Increased advance rate from ~80% to ~100% • Decreased interest spread from ~650 to ~250 (1) ~80% L + ~250 L + ~350 ~90% ~100% L + ~650 Senior debt cost Advance rate (2) Attractive debt financing (3) Metrics as of June 30, 2020 are preliminary and subject to change (5) Note:

37 COVID - 19: Systems built to react quickly to changing market conditions 15,192 First offers sent (#) 7,362 Paused offers   Feb - 20   Jul - 20 $1,019 $172 Inventory ($M) De - risked balance sheet Adjusted Gross Margin (%) 7.1% >6.8% 5.6% Adjusted Gross Margin is a non - GAAP metric, see reconciliation in Appendix 2Q20 is preliminary and subject to change Maintained margins Note:

38 Projecting continued strong growth and path to profitability   2022P $2.5 $3.5 $6.2 $9.8 Revenue ($B) 2020P 2021P   2022P 2023P (5.7%) (5.4%) (2.0%) 0.1% Adjusted EBITDA Margin   2022P 3.0% 4.1% 4.7% 5.5% Contribution Margin ($M) $72 $142 $290 $539 Note: Contribution Margin and Adjusted EBITDA Margin are non - GAAP metrics, see reconciliation in Appendix

2017 2018 2019 2020P 2021P 2022P 2023P Homes Sold 3,127 7,470 18,799 9,673 13,458 24,030 37,689 % YoY Growth 113% 139% 152% (49%) 39% 79% 57% Total Revenue ($B) $0.7 $1.8 $4.7 $2.5 $3.5 $6.2 $9.8 % YoY Growth 109% 159% 158% (48%) 41% 79% 58% Adjusted Gross Profit ($M) $66 $146 $297 $172 $269 $521 $892 % Revenue 9.3% 7.9% 6.3% 7.0% 7.8% 8.4% 9.1% Contribution Margin ($M) $31 $65 $92 $72 $142 $290 $539 % Revenue 4.4% 3.5% 1.9% 3.0% 4.1% 4.7% 5.5% % YoY Growth - 107% 42% (21%) 97% 104% 86% Contribution Margin After Interest ($M) $24 $43 $27 $44 $116 $239 $458 % Revenue 3.4% 2.4% 0.6% 1.8% 3.3% 3.9% 4.7% % YoY Growth - 82% % (36)% 61% 161% 106% 92% Adjusted EBITDA ($M) ($57) ($131) ($218) ($141) ($185) ($123) $9 % Revenue (8.0%) (7.1%) (4.6%) (5.7%) (5.4%) (2.0%) 0.1% Adjusted Gross Profit, Contribution Margin, Contribution Margin After Interest and Adjusted EBITDA are non - GAAP metrics, see rec onciliation in Appendix for historical numbers 39 Summary financials Note:

(1) Assumes home sale price of $250K All metrics presented are non - GAAP, see reconciliation in Appendix 40 Metric 2018 2019 1Q20 Long - Term Target Key Drivers Total Contribution Margin 3.5% 1.9% 3.1% 7 - 9% ($20K/home) • Maturation of existing, launched markets • Continuing optimization of cost structure • Penetration of high margin services Contribution Margin After Interest 2.4% 0.6% 1.9% 6 - 8% ($17.5K/home) • Assumes 100bps of steady - state interest expense Adjusted EBITDA Margin (7.1%) (4.6%) (2.3%) 4 - 6% • Flow - through from improving contribution • Leverage on operations, marketing and fixed operating costs Long - term margin targets (1) (1) Note:

41 Investment summary Massive, fragmented market $1.6T Existing home sales <1% Online penetration Superior consumer experience T 70 Customer NPS 34% Real seller conversion Market leader with low cost platform 12x More efficient 40%+ Scale cost savings Rapid growth and scale $4.7B 2019 revenue 150%+ CAGR (2017 - 19) Strong unit economics 3.1% 1Q20 Contribution Margin 90% % of markets with +CM Significant upside via market and services expansion 100+ Market opportunity +3% Additional service margin

Transaction overview 43

44 Pro forma valuation Sources and uses IPOB illustrative share price $10.00 Pro forma shares outstanding (M) 630.7 Total equity value $6,307 Cash on balance sheet $1,539 Total enterprise value $4,768 Total Enterprise Value / Revenue 1.0x (based on 2019 Revenue of $4.7B) 0.5x (based on 2023 Revenue of $9.8B) ($M except per share values) Sources Cash from PIPE (including co - investment) $600 Cash from IPOB $414 Total sources $1,014 Uses Cash to balance sheet $979 Estimated transaction fees and expenses $35 Total uses $1,014 ($M) (1) Note: Transaction overview (2) (1) Total shares includes 500.0 million rollover equity shares (inclusive of existing management options and RSUs rolling over), 41. 4 million IPOB public shares, 60.0 million shares from PIPE, 10.4 million IPOB founder shares and 18.9 million bonus shares t o m anagement. Assumes no redemptions (2) Cash on balance sheet includes unrestricted cash and marketable securities of $560M as of June 30, 2020 plus $979M of pro cee ds from the transaction

Transaction overview (continued)

- Pro forma enterprise value of $4.8B
- $600M PIPE raised at $10 / share consisting of:
  - $200M from affiliated entities, led by $100M from Chamath Palihapitiya, Founder and CEO of SCH, and $58M from Hedosophia, with the remainder invested by existing Opendoor shareholders, Access Industries and Lennar, along with Opendoor management
  - Top-tier institutional investors are investing an additional $400M including funds and accounts managed by BlackRock and Healthcare of Ontario Pension Plan (HOOPP)
- 100% rollover by existing Opendoor shareholders
- Over $1.5B of pro forma cash held on balance sheet
- Completion of transaction is expected by 4Q20

Pro forma ownership[1]



9.5% PIPE
6.6% IPOB shareholders
3.0% Management awards[2]
1.6% IPOB sponsors[3]
79.3%
Existing Opendoor shareholders

Note: (1) Total shares includes 500.0 million rollover equity shares (inclusive of existing management options and RSUs rolling over), 41.4 million IPOB public shares, 60.0 million shares from PIPE, 10.4 million IPOB founder shares and 18.9 million bonus shares to management. Assumes no redemptions
(2) 1.0% of the management bonus award will be allocated to the CEO, while the remainder will be allocated by the compensation committee of the combined company within normal planning cycle (i.e., within the next year). One-quarter of these awards will vest 1-year after completion and the remainder of which will vest ratably over the following three years.
(3) Excludes investment in PIPE

45

Appendix 46

47 2017 2018 2019 1Q20 GAAP Gross Profit ($M) $66 $133 $301 $91 Adjustments: Net Impairment $0 $13 ($5) ($2) Adjusted Gross Profit $66 $146 $297 $89 Adjusted Gross Margin 9.3% 7.9% 6.3% 7.1% Direct Selling Costs ($26) ($62) ($149) ($37) Holding Costs on Sales ($9) ($19) ($55) ($14) Contribution Profit $31 $65 $92 $39 Contribution Margin 4.4% 3.5% 1.9% 3.1% Interest on Homes Sold ($7) ($21) ($65) ($15) Contribution Profit After Interest $24 $43 $27 $23 Contribution Margin After Interest 3.4% 2.4% 0.6% 1.9% Non - GAAP reconciliations Financials may not sum due to rounding Net Impairment reflects inventory valuation adjustments recorded during the period on homes remaining in inventory at period end net of inventory valuation adjustments recorded in prior periods related to homes sold in the period presented Note:

48 2017 2018 2019 4Q19 1Q20 GAAP Gross Profit ($M) $66 $133 $301 $74 $91 Adjustments: Net Impairment $0 $13 ($5) ($3) ($2) Adjusted Gross Profit $66 $146 $297 $71 $89 Adjusted Gross Margin 9.3% 7.9% 6.3% 5.6% 7.1% Non - GAAP reconciliations Financials may not sum due to rounding Net Impairment reflects inventory valuation adjustments recorded during the period on homes remaining in inventory at period end net of inventory valuation adjustments recorded in prior periods related to homes sold in the period presented Note:

49 2017 2018 2019 1Q20 GAAP Net Income ($M) ($85) ($240) ($339) ($62) Adjustments: Stock Based Compensation $4 $15 $13 $3 Warrant Expense $0 $18 ($6) $1 Net Impairment $0 $13 ($5) ($2) Intangibles Amortization Expense $0 $1 $3 $1 Restructuring $0 $0 $3 $1 Convertible Note Interest & Discount Amortization $0 $0 $4 $3 Other $0 $1 $0 $0 Adjusted Net Income ($81) ($192) ($327) ($56) Adjustments: Depreciation & Amortization $1 $5 $15 $5 Property Financing $16 $48 $84 $18 Other Interest and Amortization of Loan Costs $7 $12 $21 $7 Interest Income ($1) ($4) ($12) ($3) Taxes – $0 $0 $0 Adjusted EBITDA ($57) ($131) ($218) ($28) Adjusted EBITDA Margin (8.0%) (7.1%) (4.6%) (2.3%) Non - GAAP reconciliations Financials may not sum due to rounding Other reflects Other Income, Other Expense, and Gain/(Loss) on Mortgage Rate Lock Commitment Note: